COMPANY CONTACT: ir@sbow.com (281) 874-2700, (888) 991-SBOW	FOR IMMEDIATE RELEASE

SilverBow Resources Adopts Limited-Duration Stockholder Rights Plan

Board of Directors Takes Action to Protect Long-Term Value for All Stockholders in Response to Significant Third-Party Share Accumulation

Houston, TX – September 20, 2022 – SilverBow Resources, Inc. (NYSE: SBOW) (“SilverBow” or the “Company”) today announced that its Board of Directors (the “Board”) has unanimously adopted a limited-duration stockholder rights plan (the “Rights Plan”) to protect the interests of all stockholders. The Rights Plan is effective immediately.

The Board adopted the Rights Plan in response to recent significant accumulations of portions of SilverBow outstanding common stock. The Rights Plan is similar to other rights plans adopted by publicly held companies, and is intended to promote the fair and equal treatment of all stockholders. The Rights Plan is designed to enable all Company stockholders to realize the long-term value of their investment and is intended to protect SilverBow and its stockholders from efforts by a single stockholder or group to obtain control of the Company without paying a control premium.

Marcus C. Rowland, Independent Chairman of the Board said: “SilverBow’s Board is committed to acting in the best interests of all of the Company’s stockholders, and will continue to take actions that we believe will drive long-term value. We want investors to realize the full value of their investment and receive fair and equal treatment, which is what the Rights Plan is designed to ensure.”

ADDITIONAL INFORMATION ON STOCKHOLDER RIGHTS PLAN

The rights will be exercisable only if a person or group acquires 15% or more of the Company’s outstanding common stock. Each right will entitle stockholders to buy one one-thousandth of a share of a new series of junior participating preferred stock at an exercise price of $160.00.

If a person or group acquires 15% of the Company’s outstanding common stock, each right will entitle its holder (other than such person or members of such group) to purchase for $160.00, a number of Company common shares having a market value of twice such price. In addition, at any time after a person or group acquires 15% of the Company’s outstanding common stock, the Company’s Board of Directors may exchange one share of the Company’s common stock for each outstanding right (other than rights owned by such person or group, which would have become void).

Prior to the acquisition by a person or group of beneficial ownership of 15% of the Company’s common stock, the rights are redeemable for one cent per right at the option of the Board of Directors.

Certain synthetic interests in securities created by derivative positions-whether or not such interests are considered to constitute beneficial ownership of the underlying common stock for reporting purposes under Regulation 13D of the Securities Exchange Act-are treated as beneficial ownership of the number of shares of the Company’s common stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of the Company’s stock are directly or indirectly held by counterparties to the derivatives contracts.

The dividend distribution will be made on October 5, 2022, payable to stockholders on that date and is not taxable to stockholders. The rights will expire on the earliest of (i) the close of business on the first day following the date of the Company’s first annual meeting of its stockholders following the date of the rights plan and (ii) June 30, 2023, unless the rights are earlier redeemed or exchanged.

A copy of the stockholder rights plan will be contained in a Form 8-K to be filed with the Securities and Exchange Commission.

ABOUT SILVERBOW RESOURCES, INC.

SilverBow Resources, Inc. (NYSE: SBOW) is a Houston-based energy company actively engaged in the exploration, development and production of oil and gas in the Eagle Ford Shale and Austin Chalk in South Texas. With over 30 years of history operating in South Texas, the Company possesses a significant understanding of regional reservoirs that it leverages to assemble high quality drilling inventory while continuously enhancing its operations to maximize returns on capital invested. For more information, please visit www.sbow.com. Information on the Company’s website is not part of this release.

FORWARD-LOOKING STATEMENTS

This release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent management’s expectations or beliefs concerning future events, and it is possible that the results described in this release will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in this press release, including those regarding our strategy, the benefits and impacts of the rights plan, relations with shareholders, plans and objectives of management are forward-looking statements. When used in this report, the words “will,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “budgeted,” “guidance,” “expect,” “may,” “continue,” “predict,” “potential,” “plan,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to, the following risks and uncertainties: the severity and duration of world health events and related economic repercussions, actions by the members of the Organization of the Petroleum Exporting Countries (“OPEC”) and Russia, general economic and political conditions, our acquisition strategy, interest rates, inflationary pressures, a general economic slowdown or recession, political tensions or war, risks related to acquisitions, operational challenges, volatility in natural gas, oil and NGL prices, future cash flow and its adequacy to maintain our ongoing operations, liquidity, borrowing capacity and future covenant compliance, operating results, asset disposition efforts or the timing or outcome thereof, ongoing and prospective joint ventures, capital expenditures, impairments, availability, cost and terms of capital, timing and successful drilling and completion of wells, availability and cost for transportation of oil and natural gas, costs of exploiting and developing our properties and conducting other operations, competition in the oil and natural gas industry, opportunities to monetize assets, our ability to execute on strategic initiatives, effectiveness of our risk management activities, governmental regulation, and other risks and uncertainties discussed in the Company’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”), and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K.

All forward-looking statements speak only as of the date of this news release. You should not place undue reliance on these forward-looking statements. The Company’s capital budget, operating plan, service cost outlook and development plans are subject to change at any time. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we can give no assurance that these plans, intentions or expectations will be achieved. The risk factors and other factors noted herein and in the Company’s SEC filings could cause its actual results to differ materially from those contained in any forward-looking statement. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the foregoing. We undertake no obligation to publicly release the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events, except as required by law.

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